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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000 relating to the financial statements, which appear on page F-2 of the Registration Statement on Form S-1 of Allos Therapeutics, Inc. (file no. 333- 95439).

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
June 1, 2000